Exhibit 99.2

Quarterly Financial Supplement
Second Quarter 2022
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Reinsurance Company (Barbados) Ltd.	AA-	NR	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Aurora National Life Assurance Company	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
2nd Quarter 2022

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its shareholders’ equity and book value per share position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of RGA, Inc. shareholders’ equity and book value per share before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended						Current Qtr vs. PY Quarter	Year-to-Date
(USD millions, except in force & per share and shares data)	June 30,		March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2022		2022	2021	2021	2021		2022	2021	Change
Net premiums	$3,230		$3,155	$3,407	$3,094	$3,098	$132	$6,385	$6,012	$373
Net income (loss) available to RGA's shareholders	198		(63)	156	(22)	344	(146)	135	483	(348)
Adjusted operating income (loss)	391		32	(38)	(75)	274	117	423	190	233
Return on equity - annualized	10.6%		(2.3)%	4.8%	(0.7)%	10.8%	(0.2)%
Return on equity - trailing 12 months	2.5%		3.4%	4.7%	4.5%	6.3%	(3.8)%
Adjusted operating return on equity (ex AOCI) - annualized	16.8%		1.4%	(1.6)%	(3.2)%	11.9%	4.9%
Adjusted operating return on equity (ex AOCI) - trailing 12 months	3.3%		2.1%	0.8%	2.1%	5.7%	(2.4)%
Total assets	$84,609		$89,761	$92,175	$91,449	$88,944	$(4,335)
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,650.5		$1,645.1	$1,628.4	$1,619.9	$1,619.4	$31.1
U.S. and Latin America Financial Solutions	5.3		5.3	5.3	5.3	5.3	—
Canada Traditional	477.2		484.5	472.6	463.1	468.3	8.9
Europe, Middle East and Africa Traditional	756.4		850.7	861.6	852.8	861.4	(105.0)
Asia Pacific Traditional	486.1		508.4	497.4	526.0	516.1	(30.0)
Asia Pacific Financial Solutions	5.4	(1)	1.1	1.7	1.5	1.2	4.2
Total assumed life reinsurance in force	$3,380.9		$3,495.1	$3,467.0	$3,468.6	$3,471.7	$(90.8)
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$32.7		$39.5	$32.4	$33.9	$35.7	$(3.0)	$72.2	$64.2	$8.0
U.S. and Latin America Financial Solutions	—		—	—	—	—	—	—	—	—
Canada Traditional	12.8		12.7	14.6	11.5	8.5	4.3	25.5	22.7	2.8
Europe, Middle East and Africa Traditional	45.1		50.5	51.0	32.0	87.8	(42.7)	95.6	115.4	(19.8)
Asia Pacific Traditional	5.7		16.6	8.6	7.1	10.9	(5.2)	22.3	18.5	3.8
Asia Pacific Financial Solutions	—		0.1	0.1	—	0.1	(0.1)	0.1	0.1	—
Total assumed new business production	$96.3		$119.4	$106.7	$84.5	$143.0	$(46.7)	$215.7	$220.9	$(5.2)
Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income (loss)	$2.95		$(0.93)	$2.32	$(0.32)	$5.06	$(2.11)	$2.01	$7.11	$(5.10)
Adjusted operating income (loss)	$5.83		$0.48	$(0.56)	$(1.11)	$4.04	$1.79	$6.31	$2.80	$3.51
Diluted earnings per share (2)
Net income (loss) (2)	$2.92		$(0.93)	$2.30	$(0.32)	$5.02	$(2.10)	$2.00	$7.06	$(5.06)
Adjusted operating income (loss) (2)	$5.78		$0.47	$(0.56)	$(1.11)	$4.00	$1.78	$6.25	$2.78	$3.47
Wgt. average common shares outstanding
Basic	66,996		67,104	67,380	67,916	67,990	(994)	67,050	67,983	(933)
Diluted	67,620		67,649	67,930	68,417	68,533	(913)	67,614	68,460	(846)
Common shares issued	85,311		85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	18,304		18,323	18,140	17,711	17,314	990	18,304	17,314	990
Common shares outstanding	67,007		66,988	67,171	67,600	67,997	(990)	67,007	67,997	(990)
Book value per share	$87.14		$137.08	$193.75	$190.60	$197.72	$(110.58)
Per share effect of AOCI	$(53.12)		$(0.81)	$54.22	$53.00	$59.43	$(112.55)
Book value per share, excluding AOCI	$140.26		$137.89	$139.53	$137.60	$138.29	$1.97
Stockholders’ dividends paid	$49		$49	$49	$50	$47	$2	$98	$95	$3
(1) During the quarter, the Company changed its calculation for assumed life reinsurance in force, resulting in an increase for the quarter.
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$3,230	$3,155	$3,407	$3,094	$3,098	$132	$6,385	$6,012	$373
Net investment income	754	810	771	796	759	(5)	1,564	1,571	(7)
Investment related gains (losses), net	(254)	(126)	88	58	112	(366)	(380)	414	(794)
Other revenue	157	91	93	95	168	(11)	248	259	(11)
Total revenues	3,887	3,930	4,359	4,043	4,137	(250)	7,817	8,256	(439)
Benefits and expenses:
Claims and other policy benefits	2,815	3,225	3,482	3,289	2,813	2	6,040	6,005	35
Interest credited	138	141	159	177	218	(80)	279	364	(85)
Policy acquisition costs and other insurance expenses	393	355	406	338	339	54	748	672	76
Other operating expenses	243	226	253	229	240	3	469	454	15
Interest expense	42	42	(2)	41	43	(1)	84	88	(4)
Collateral finance and securitization expense	2	1	4	3	2	—	3	5	(2)
Total benefits and expenses	3,633	3,990	4,302	4,077	3,655	(22)	7,623	7,588	35
Income (loss) before income taxes	254	(60)	57	(34)	482	(228)	194	668	(474)
Provision for income taxes	55	3	(99)	(12)	138	(83)	58	185	(127)
Net income (loss)	199	(63)	156	(22)	344	(145)	136	483	(347)
Net income attributable to noncontrolling interest	1	—	—	—	—	1	1	—	1
Net income (loss) available to RGA's shareholders	$198	$(63)	$156	$(22)	$344	$(146)	$135	$483	$(348)

Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$254	$(60)	$57	$(34)	$482	$(228)	$194	$668	$(474)
Investment and derivative (gains) losses (1)	203	119	(31)	(66)	(104)	307	322	(332)	654
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	56	33	(20)	(21)	(16)	72	89	(66)	155
GMXB embedded derivatives (1)	12	(14)	(29)	37	17	(5)	(2)	(1)	(1)
Funds withheld (gains) losses - investment income	9	8	(1)	(2)	(1)	10	17	(2)	19
EIA embedded derivatives - interest credited	(27)	(17)	(9)	(3)	(3)	(24)	(44)	(33)	(11)
DAC offset, net	7	(10)	26	2	(2)	9	(3)	10	(13)
Investment (income) loss on unit-linked variable annuities	8	9	(5)	2	(2)	10	17	(1)	18
Interest credited on unit-linked variable annuities	(8)	(9)	5	(2)	2	(10)	(17)	1	(18)
Interest expense on uncertain tax positions	—	—	(34)	2	3	(3)	—	6	(6)
Non-investment derivatives and other	(9)	—	5	(4)	(15)	6	(9)	(4)	(5)
Adjusted operating income (loss) before income taxes	$505	$59	$(36)	$(89)	$361	$144	$564	$246	$318

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$198	$(63)	$156	$(22)	$344	$(146)	$135	$483	$(348)
Investment and derivative (gains) losses (1)	152	94	(25)	(52)	(82)	234	246	(261)	507
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	44	26	(16)	(17)	(12)	56	70	(52)	122
GMXB embedded derivatives (1)	9	(11)	(22)	29	13	(4)	(2)	(1)	(1)
Funds withheld (gains) losses - investment income	7	6	(1)	(1)	(1)	8	13	(2)	15
EIA embedded derivatives - interest credited	(22)	(13)	(8)	(2)	(2)	(20)	(35)	(26)	(9)
DAC offset, net	6	(8)	21	1	(1)	7	(2)	8	(10)
Investment (income) loss on unit-linked variable annuities	6	7	(4)	2	(2)	8	13	(1)	14
Interest credited on unit-linked variable annuities	(6)	(7)	4	(2)	2	(8)	(13)	1	(14)
Interest expense on uncertain tax positions	—	—	(27)	1	3	(3)	—	5	(5)
Non-investment derivatives and other	(7)	—	4	(3)	(12)	5	(7)	(3)	(4)
Uncertain tax positions and other tax related items	3	1	(120)	(9)	24	(21)	4	39	(35)
Net income attributable to noncontrolling interest	1	—	—	—	—	1	1	—	1
Adjusted operating income (loss)	$391	$32	$(38)	$(75)	$274	$117	$423	$190	$233

Diluted earnings per share - adjusted operating income (loss) (2)	$5.78	$0.47	$(0.56)	$(1.11)	$4.00	$1.78	$6.25	$2.78	$3.47

Foreign currency effect on (3):
Net premiums	$(119)	$(47)	$(3)	$51	$124	$(243)	$(166)	$202	$(368)
Adjusted operating income (loss) before income taxes	$(14)	$(1)	$—	$(7)	$10	$(24)	$(15)	$11	$(26)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2022	2022	2021	2021	2021
Assets
Fixed maturity securities, available-for-sale	$53,294	$57,922	$60,749	$59,289	$58,287
Equity securities	127	139	151	160	147
Mortgage loans on real estate	6,544	6,535	6,283	6,366	6,481
Policy loans	1,218	1,221	1,234	1,234	1,254
Funds withheld at interest	6,393	6,737	6,954	7,034	7,049
Short-term investments	272	315	87	82	184
Other invested assets	3,110	3,033	3,070	3,404	2,924
Total investments	70,958	75,902	78,528	77,569	76,326
Cash and cash equivalents	2,556	2,709	2,948	3,027	3,254
Accrued investment income	572	578	533	574	525
Premiums receivable and other reinsurance balances	2,884	2,883	2,888	3,013	3,102
Reinsurance ceded receivables	2,558	2,595	2,580	2,585	1,093
Deferred policy acquisition costs	3,856	3,797	3,690	3,687	3,622
Other assets	1,225	1,297	1,008	994	1,022
Total assets	$84,609	$89,761	$92,175	$91,449	$88,944

Liabilities and equity
Future policy benefits	$34,833	$35,946	$35,782	$35,666	$33,761
Interest-sensitive contract liabilities	29,023	28,083	26,377	26,017	26,161
Other policy claims and benefits	6,464	7,079	6,993	7,117	6,795
Other reinsurance balances	582	582	613	543	531
Deferred income taxes	1,060	1,843	2,886	2,407	2,699
Other liabilities	2,899	3,123	2,663	3,327	2,057
Long-term debt	3,667	3,667	3,667	3,173	3,173
Collateral finance and securitization notes	152	166	180	314	323
Total liabilities	78,680	80,489	79,161	78,564	75,500

Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,478	2,465	2,461	2,447	2,430
Retained earnings	8,592	8,446	8,563	8,458	8,531
Treasury stock	(1,673)	(1,675)	(1,653)	(1,604)	(1,559)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(39)	4	(9)	(50)	(20)
Unrealized appreciation of securities, net of income taxes	(3,469)	(9)	3,701	3,704	4,133
Pension and postretirement benefits, net of income taxes	(51)	(50)	(50)	(71)	(72)
Total RGA, Inc. stockholders’ equity	5,839	9,182	13,014	12,885	13,444
Noncontrolling interest	$90	$90	$—	$—	$—
Total equity	5,929	9,272	13,014	12,885	13,444
Total liabilities and equity	84,609	89,761	92,175	91,449	88,944
Total RGA, Inc. stockholders’ equity, excluding AOCI	$9,398	$9,237	$9,372	$9,302	$9,403

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$1,631	$1,541	$1,697	$1,550	$1,578	$53	$3,172	$2,997	$175
Net investment income	209	304	245	245	233	(24)	513	440	73
Investment related gains (losses), net	19	15	4	(5)	1	18	34	7	27
Other revenue	9	7	4	5	4	5	16	9	7
Total revenues	1,868	1,867	1,950	1,795	1,816	52	3,735	3,453	282

Benefits and expenses:
Claims and other policy benefits	1,389	1,765	1,892	1,670	1,418	(29)	3,154	3,158	(4)
Interest credited	17	17	18	17	18	(1)	34	35	(1)
Policy acquisition costs and other insurance expenses	208	208	209	195	206	2	416	388	28
Other operating expenses	45	43	42	39	39	6	88	75	13
Total benefits and expenses	1,659	2,033	2,161	1,921	1,681	(22)	3,692	3,656	36

Income (loss) before income taxes	$209	$(166)	$(211)	$(126)	$135	$74	$43	$(203)	$246

Loss and expense ratios:
Claims and other policy benefits	85.2%	114.5%	111.5%	107.7%	89.9%	(4.7)%	99.4%	105.4%	(6.0)%
Policy acquisition costs and other insurance expenses	12.8%	13.5%	12.3%	12.6%	13.1%	(0.3)%	13.1%	12.9%	0.2%
Other operating expenses	2.8%	2.8%	2.5%	2.5%	2.5%	0.3%	2.8%	2.5%	0.3%

Foreign currency effect on (1):
Net premiums	$1	$—	$—	$2	$2	$(1)	$1	$1	$—
Income (loss) before income taxes	$—	$—	$1	$(1)	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$1,631	$1,541	$1,697	$1,550	$1,578	$53	$3,172	$2,997	$175
Net investment income	209	304	245	245	233	(24)	513	440	73
Other revenue	9	7	4	5	4	5	16	9	7
Total revenues	1,849	1,852	1,946	1,800	1,815	34	3,701	3,446	255

Benefits and expenses:
Claims and other policy benefits	1,389	1,765	1,892	1,670	1,418	(29)	3,154	3,158	(4)
Interest credited	17	17	18	17	18	(1)	34	35	(1)
Policy acquisition costs and other insurance expenses	208	208	209	195	206	2	416	388	28
Other operating expenses	45	43	42	39	39	6	88	75	13
Total benefits and expenses	1,659	2,033	2,161	1,921	1,681	(22)	3,692	3,656	36

Adjusted operating income (loss) before income taxes	$190	$(181)	$(215)	$(121)	$134	$56	$9	$(210)	$219

Loss and expense ratios:
Claims and other policy benefits	85.2%	114.5%	111.5%	107.7%	89.9%	(4.7)%	99.4%	105.4%	(6.0)%
Policy acquisition costs and other insurance expenses	12.8%	13.5%	12.3%	12.6%	13.1%	(0.3)%	13.1%	12.9%	0.2%
Other operating expenses	2.8%	2.8%	2.5%	2.5%	2.5%	0.3%	2.8%	2.5%	0.3%

Foreign currency effect on (1):
Net premiums	$1	$—	$—	$2	$2	$(1)	$1	$1	$—
Adjusted operating income (loss) before income taxes	$—	$—	$1	$(1)	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$14	$15	$13	$14	$15	$(1)	$29	$28	$1
Net investment income	251	262	264	290	276	(25)	513	533	(20)
Investment related gains (losses), net	(93)	(80)	36	12	30	(123)	(173)	24	(197)
Other revenue	31	27	26	31	85	(54)	58	111	(53)
Total revenues	203	224	339	347	406	(203)	427	696	(269)

Benefits and expenses:
Claims and other policy benefits	42	48	37	48	21	21	90	81	9
Interest credited	101	107	120	149	182	(81)	208	296	(88)
Policy acquisition costs and other insurance expenses	59	40	79	34	32	27	99	79	20
Other operating expenses	12	9	10	10	8	4	21	17	4
Total benefits and expenses	214	204	246	241	243	(29)	418	473	(55)

Income (loss) before income taxes	$(11)	$20	$93	$106	$163	$(174)	$9	$223	$(214)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$14	$15	$13	$14	$15	$(1)	$29	$28	$1
Net investment income	254	264	264	290	274	(20)	518	532	(14)
Other revenue	32	27	25	31	85	(53)	59	111	(52)
Total revenues	300	306	302	335	374	(74)	606	671	(65)

Benefits and expenses:
Claims and other policy benefits	42	48	37	48	21	21	90	81	9
Interest credited	128	124	129	152	185	(57)	252	329	(77)
Policy acquisition costs and other insurance expenses	52	50	53	32	34	18	102	69	33
Other operating expenses	12	9	10	10	8	4	21	17	4
Total benefits and expenses	234	231	229	242	248	(14)	465	496	(31)

Adjusted operating income before income taxes	$66	$75	$73	$93	$126	$(60)	$141	$175	$(34)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
(Continued)

	Three Months Ended
(USD millions, shown net of reinsurance ceded)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2022	2022	2021	2021	2021
Annuity account values:
Fixed annuities (deferred)	$12,084	$11,693	$11,858	$11,997	$13,687

Net interest spread (fixed annuities)	1.3%	2.0%	1.4%	1.7%	1.2%

Equity-indexed annuities	$3,017	$3,114	$3,213	$3,293	$3,343

Variable annuities account values
No riders	$705	$786	$844	$827	$834
GMDB only	811	891	960	968	949
GMIB only	20	23	25	25	25
GMAB only	2	3	3	3	4
GMWB only	916	1,035	1,130	1,110	1,145
GMDB / WB	174	240	264	261	271
Other	16	18	19	19	19
Total variable annuities account values	$2,644	$2,996	$3,245	$3,213	$3,247

Fair value of liabilities associated with living benefit riders	$160	$148	$162	$191	$154

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$712	$656	$656	$827	$973

Bank-owned life insurance (BOLI)	$2,505	$2,499	$2,492	$2,480	$2,471

Other asset-intensive business	$112	$114	$115	$117	$119

Future policy benefits associated with:

Payout annuities	$4,160	$4,218	$4,274	$4,329	$4,393

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net investment income	$1	$1	$—	$1	$—	$1	$2	$1	$1
Other revenue	74	27	28	26	27	47	101	54	47
Total revenues	75	28	28	27	27	48	103	55	48

Benefits and expenses:
Policy acquisition costs and other insurance expenses	1	1	—	2	—	1	2	2	—
Other operating expenses	2	3	3	3	4	(2)	5	7	(2)
Total benefits and expenses	3	4	3	5	4	(1)	7	9	(2)

Income before income taxes	$72	$24	$25	$22	$23	$49	$96	$46	$50

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net investment income	$1	$1	$—	$1	$—	$1	$2	$1	$1
Other revenue	74	27	28	26	27	47	101	54	47
Total revenues	75	28	28	27	27	48	103	55	48

Benefits and expenses:
Policy acquisition costs and other insurance expenses	1	1	—	2	—	1	2	2	—
Other operating expenses	2	3	3	3	4	(2)	5	7	(2)
Total benefits and expenses	3	4	3	5	4	(1)	7	9	(2)

Adjusted operating income before income taxes	$72	$24	$25	$22	$23	$49	$96	$46	$50

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$314	$304	$324	$289	$301	$13	$618	$581	$37
Net investment income	58	55	60	65	63	(5)	113	123	(10)
Investment related gains (losses), net	(6)	1	—	1	—	(6)	(5)	2	(7)
Other revenue	1	2	1	(1)	2	(1)	3	3	—
Total revenues	367	362	385	354	366	1	729	709	20

Benefits and expenses:
Claims and other policy benefits	295	300	298	255	277	18	595	543	52
Policy acquisition costs and other insurance expenses	46	46	50	46	46	—	92	91	1
Other operating expenses	10	10	9	9	11	(1)	20	19	1
Total benefits and expenses	351	356	357	310	334	17	707	653	54

Income before income taxes	$16	$6	$28	$44	$32	$(16)	$22	$56	$(34)

Loss and expense ratios:
Claims and other policy benefits	93.9%	98.7%	92.0%	88.2%	92.0%	1.9%	96.3%	93.5%	2.8%
Policy acquisition costs and other insurance expenses	14.6%	15.1%	15.4%	15.9%	15.3%	(0.7)%	14.9%	15.7%	(0.8)%
Other operating expenses	3.2%	3.3%	2.8%	3.1%	3.7%	(0.5)%	3.2%	3.3%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(13)	$—	$10	$16	$34	$(47)	$(13)	$50	$(63)
Income before income taxes	$(1)	$—	$—	$3	$3	$(4)	$(1)	$3	$(4)

Creditor reinsurance net premiums	$20	$18	$19	$19	$19	$1	$38	$36	$2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$314	$304	$324	$289	$301	$13	$618	$581	$37
Net investment income	58	55	59	65	64	(6)	113	123	(10)
Investment related gains, net	2	—	2	1	1	1	2	3	(1)
Other revenue	1	2	1	(1)	2	(1)	3	3	—
Total revenues	375	361	386	354	368	7	736	710	26

Benefits and expenses:
Claims and other policy benefits	295	300	298	255	277	18	595	543	52
Policy acquisition costs and other insurance expenses	46	46	50	46	46	—	92	91	1
Other operating expenses	10	10	9	9	11	(1)	20	19	1
Total benefits and expenses	351	356	357	310	334	17	707	653	54

Adjusted operating income before income taxes	$24	$5	$29	$44	$34	$(10)	$29	$57	$(28)

Loss and expense ratios:
Claims and other policy benefits	93.9%	98.7%	92.0%	88.2%	92.0%	1.9%	96.3%	93.5%	2.8%
Policy acquisition costs and other insurance expenses	14.6%	15.1%	15.4%	15.9%	15.3%	(0.7)%	14.9%	15.7%	(0.8)%
Other operating expenses	3.2%	3.3%	2.8%	3.1%	3.7%	(0.5)%	3.2%	3.3%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(13)	$—	$10	$16	$34	$(47)	$(13)	$50	$(63)
Adjusted operating income before income taxes	$(1)	$—	$—	$3	$3	$(4)	$(1)	$3	$(4)

Creditor reinsurance net premiums	$20	$18	$19	$19	$19	$1	$38	$36	$2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$25	$23	$22	$22	$23	$2	$48	$46	$2
Net investment income	(1)	1	—	—	—	(1)	—	—	—
Other revenue	3	1	2	3	3	—	4	6	(2)
Total revenues	27	25	24	25	26	1	52	52	—

Benefits and expenses:
Claims and other policy benefits	22	11	17	23	21	1	33	39	(6)
Policy acquisition costs and other insurance expenses	—	1	1	1	1	(1)	1	1	—
Other operating expenses	1	—	1	1	—	1	1	2	(1)
Total benefits and expenses	23	12	19	25	22	1	35	42	(7)

Income before income taxes	$4	$13	$5	$—	$4	$—	$17	$10	$7

Foreign currency effect on (2):
Net premiums	$(1)	$—	$1	$1	$3	$(4)	$(1)	$4	$(5)
Income before income taxes	$—	$—	$1	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$25	$23	$22	$22	$23	$2	$48	$46	$2
Net investment income	(1)	1	—	—	—	(1)	—	—	—
Other revenue	3	1	2	3	3	—	4	6	(2)
Total revenues	27	25	24	25	26	1	52	52	—

Benefits and expenses:
Claims and other policy benefits	22	11	17	23	21	1	33	39	(6)
Policy acquisition costs and other insurance expenses	—	1	1	1	1	(1)	1	1	—
Other operating expenses	1	—	1	1	—	1	1	2	(1)
Total benefits and expenses	23	12	19	25	22	1	35	42	(7)

Adjusted operating income before income taxes	$4	$13	$5	$—	$4	$—	$17	$10	$7

Foreign currency effect on (2):
Net premiums	$(1)	$—	$1	$1	$3	$(4)	$(1)	$4	$(5)
Adjusted operating income before income taxes	$—	$—	$—	$—	$1	$(1)	$—	$1	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$427	$451	$435	$432	$433	$(6)	$878	$871	$7
Net investment income	22	22	22	22	24	(2)	44	44	—
Other revenue	(2)	3	—	—	2	(4)	1	1	—
Total revenues	447	476	457	454	459	(12)	923	916	7

Benefits and expenses:
Claims and other policy benefits	377	427	464	482	414	(37)	804	883	(79)
Policy acquisition costs and other insurance expenses	37	25	34	35	27	10	62	56	6
Other operating expenses	31	30	27	28	30	1	61	57	4
Total benefits and expenses	445	482	525	545	471	(26)	927	996	(69)

Income (loss) before income taxes	$2	$(6)	$(68)	$(91)	$(12)	$14	$(4)	$(80)	$76

Loss and expense ratios:
Claims and other policy benefits	88.3%	94.7%	106.7%	111.6%	95.6%	(7.3)%	91.6%	101.4%	(9.8)%
Policy acquisition costs and other insurance expenses	8.7%	5.5%	7.8%	8.1%	6.2%	2.5%	7.1%	6.4%	0.7%
Other operating expenses	7.3%	6.7%	6.2%	6.5%	6.9%	0.4%	6.9%	6.5%	0.4%

Foreign currency effect on (1):
Net premiums	$(46)	$(16)	$—	$22	$47	$(93)	$(62)	$73	$(135)
Income (loss) before income taxes	$(1)	$1	$—	$(14)	$(4)	$3	$—	$(9)	$9

Critical illness net premiums	$36	$39	$42	$46	$44	$(8)	$75	$86	$(11)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$427	$451	$435	$432	$433	$(6)	$878	$871	$7
Net investment income	22	22	22	22	24	(2)	44	44	—
Other revenue	(2)	3	—	—	2	(4)	1	1	—
Total revenues	447	476	457	454	459	(12)	923	916	7

Benefits and expenses:
Claims and other policy benefits	377	427	464	482	414	(37)	804	883	(79)
Policy acquisition costs and other insurance expenses	37	25	34	35	27	10	62	56	6
Other operating expenses	31	30	27	28	30	1	61	57	4
Total benefits and expenses	445	482	525	545	471	(26)	927	996	(69)

Adjusted operating income (loss) before income taxes	$2	$(6)	$(68)	$(91)	$(12)	$14	$(4)	$(80)	$76

Loss and expense ratios:
Claims and other policy benefits	88.3%	94.7%	106.7%	111.6%	95.6%	(7.3)%	91.6%	101.4%	(9.8)%
Policy acquisition costs and other insurance expenses	8.7%	5.5%	7.8%	8.1%	6.2%	2.5%	7.1%	6.4%	0.7%
Other operating expenses	7.3%	6.7%	6.2%	6.5%	6.9%	0.4%	6.9%	6.5%	0.4%

Foreign currency effect on (1):
Net premiums	$(46)	$(16)	$—	$22	$47	$(93)	$(62)	$73	$(135)
Adjusted operating income (loss) before income taxes	$(1)	$1	$—	$(14)	$(4)	$3	$—	$(9)	$9

Critical illness net premiums	$36	$39	$42	$46	$44	$(8)	$75	$86	$(11)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$119	$128	$91	$96	$84	$35	$247	$163	$84
Net investment income	33	35	56	51	50	(17)	68	98	(30)
Investment related gains (losses), net	(22)	16	8	23	2	(24)	(6)	18	(24)
Other revenue	4	3	2	4	3	1	7	6	1
Total revenues	134	182	157	174	139	(5)	316	285	31

Benefits and expenses:
Claims and other policy benefits	94	91	60	77	42	52	185	117	68
Interest credited	(8)	(9)	5	(2)	2	(10)	(17)	1	(18)
Policy acquisition costs and other insurance expenses	2	1	5	2	1	1	3	3	—
Other operating expenses	13	14	12	12	11	2	27	21	6
Total benefits and expenses	101	97	82	89	56	45	198	142	56

Income before income taxes	$33	$85	$75	$85	$83	$(50)	$118	$143	$(25)

Foreign currency effect on (2):
Net premiums	$(14)	$(5)	$1	$5	$9	$(23)	$(19)	$15	$(34)
Income before income taxes	$(4)	$(3)	$1	$5	$10	$(14)	$(7)	$15	$(22)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$119	$128	$91	$96	$84	$35	$247	$163	$84
Net investment income	47	50	51	51	48	(1)	97	96	1
Investment related gains (losses), net	5	4	3	2	2	3	9	1	8
Other revenue	4	3	2	4	3	1	7	6	1
Total revenues	175	185	147	153	137	38	360	266	94

Benefits and expenses:
Claims and other policy benefits	94	91	60	77	42	52	185	117	68
Interest credited	—	—	—	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	2	1	5	2	1	1	3	3	—
Other operating expenses	13	14	12	12	11	2	27	21	6
Total benefits and expenses	109	106	77	91	54	55	215	141	74

Adjusted operating income before income taxes	$66	$79	$70	$62	$83	$(17)	$145	$125	$20

Foreign currency effect on (2):
Net premiums	$(14)	$(5)	$1	$5	$9	$(23)	$(19)	$15	$(34)
Adjusted operating income before income taxes	$(7)	$(3)	$1	$4	$9	$(16)	$(10)	$13	$(23)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$640	$650	$773	$626	$616	$24	$1,290	$1,225	$65
Net investment income	33	33	36	33	34	(1)	66	67	(1)
Investment related gains (losses), net	5	—	—	—	—	5	5	(1)	6
Other revenue	8	5	6	4	3	5	13	9	4
Total revenues	686	688	815	663	653	33	1,374	1,300	74

Benefits and expenses:
Claims and other policy benefits	537	542	667	682	578	(41)	1,079	1,096	(17)
Policy acquisition costs and other insurance expenses	42	47	44	31	41	1	89	84	5
Other operating expenses	49	48	47	46	46	3	97	91	6
Total benefits and expenses	628	637	758	759	665	(37)	1,265	1,271	(6)

Income (loss) before income taxes	$58	$51	$57	$(96)	$(12)	$70	$109	$29	$80

Loss and expense ratios:
Claims and other policy benefits	83.9%	83.4%	86.3%	108.9%	93.8%	(9.9)%	83.6%	89.5%	(5.9)%
Policy acquisition costs and other insurance expenses	6.6%	7.2%	5.7%	5.0%	6.7%	(0.1)%	6.9%	6.9%	—%
Other operating expenses	7.7%	7.4%	6.1%	7.3%	7.5%	0.2%	7.5%	7.4%	0.1%

Foreign currency effect on (1):
Net premiums	$(38)	$(23)	$(13)	$6	$30	$(68)	$(61)	$59	$(120)
Income (loss) before income taxes	$(5)	$2	$(2)	$—	$(1)	$(4)	$(3)	$—	$(3)

Critical illness net premiums	$301	$295	$424	$306	$282	$19	$596	$551	$45

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$640	$650	$773	$626	$616	$24	$1,290	$1,225	$65
Net investment income	33	33	36	33	34	(1)	66	67	(1)
Investment related gains (losses), net	5	—	—	—	—	5	5	(1)	6
Other revenue	8	5	6	4	3	5	13	9	4
Total revenues	686	688	815	663	653	33	1,374	1,300	74

Benefits and expenses:
Claims and other policy benefits	537	542	667	682	578	(41)	1,079	1,096	(17)
Policy acquisition costs and other insurance expenses	42	47	44	31	41	1	89	84	5
Other operating expenses	49	48	47	46	46	3	97	91	6
Total benefits and expenses	628	637	758	759	665	(37)	1,265	1,271	(6)

Adjusted operating income (loss) before income taxes	$58	$51	$57	$(96)	$(12)	$70	$109	$29	$80

Loss and expense ratios:
Claims and other policy benefits	83.9%	83.4%	86.3%	108.9%	93.8%	(9.9)%	83.6%	89.5%	(5.9)%
Policy acquisition costs and other insurance expenses	6.6%	7.2%	5.7%	5.0%	6.7%	(0.1)%	6.9%	6.9%	—%
Other operating expenses	7.7%	7.4%	6.1%	7.3%	7.5%	0.2%	7.5%	7.4%	0.1%

Foreign currency effect on (1):
Net premiums	$(38)	$(23)	$(13)	$6	$30	$(68)	$(61)	$59	$(120)
Adjusted operating income (loss) before income taxes	$(4)	$1	$(2)	$—	$(1)	$(3)	$(3)	$—	$(3)

Critical illness net premiums	$301	$295	$424	$306	$282	$19	$596	$551	$45

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$60	$43	$52	$65	$48	$12	$103	$101	$2
Net investment income	56	44	42	37	31	25	100	59	41
Investment related gains (losses), net	(113)	(81)	7	(15)	15	(128)	(194)	27	(221)
Other revenue	40	15	13	8	10	30	55	21	34
Total revenues	43	21	114	95	104	(61)	64	208	(144)

Benefits and expenses:
Claims and other policy benefits	59	41	47	52	42	17	100	88	12
Interest credited	22	20	15	12	15	7	42	30	12
Policy acquisition costs and other insurance expenses	22	12	15	19	11	11	34	22	12
Other operating expenses	6	4	4	6	5	1	10	9	1
Total benefits and expenses	109	77	81	89	73	36	186	149	37

Income (loss) before income taxes	$(66)	$(56)	$33	$6	$31	$(97)	$(122)	$59	$(181)

Foreign currency effect on (2):
Net premiums	$(8)	$(3)	$(2)	$(1)	$(1)	$(7)	$(11)	$—	$(11)
Income (loss) before income taxes	$16	$6	$(2)	$—	$—	$16	$22	$1	$21

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$60	$43	$52	$65	$48	$12	$103	$101	$2
Net investment income	56	44	42	37	31	25	100	59	41
Investment related gains, net	5	4	3	4	4	1	9	7	2
Other revenue	16	7	13	8	10	6	23	21	2
Total revenues	137	98	110	114	93	44	235	188	47

Benefits and expenses:
Claims and other policy benefits	59	41	47	52	42	17	100	88	12
Interest credited	22	20	15	12	15	7	42	30	12
Policy acquisition costs and other insurance expenses	22	12	15	19	11	11	34	22	12
Other operating expenses	6	4	4	6	5	1	10	9	1
Total benefits and expenses	109	77	81	89	73	36	186	149	37

Adjusted operating income before income taxes	$28	$21	$29	$25	$20	$8	$49	$39	$10

Foreign currency effect on (2):
Net premiums	$(8)	$(3)	$(2)	$(1)	$(1)	$(7)	$(11)	$—	$(11)
Adjusted operating income before income taxes	$(1)	$(1)	$(2)	$—	$—	$(1)	$(2)	$—	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net investment income	$92	$53	$46	$52	$48	$44	$145	$206	$(61)
Investment related gains (losses), net	(44)	3	33	42	64	(108)	(41)	337	(378)
Other revenue	(11)	1	11	15	29	(40)	(10)	39	(49)
Total revenues	37	57	90	109	141	(104)	94	582	(488)

Benefits and expenses:
Interest credited	6	6	1	1	1	5	12	2	10
Policy acquisition costs and other insurance income	(24)	(26)	(31)	(27)	(26)	2	(50)	(54)	4
Other operating expenses	74	65	98	75	86	(12)	139	156	(17)
Interest expense	42	42	(2)	41	43	(1)	84	88	(4)
Collateral finance and securitization expense	2	1	4	3	2	—	3	5	(2)
Total benefits and expenses	100	88	70	93	106	(6)	188	197	(9)

Income (loss) before income taxes	$(63)	$(31)	$20	$16	$35	$(98)	$(94)	$385	$(479)

Foreign currency effect on (1):
Income (loss) before income taxes	$2	$—	$1	$2	$6	$(4)	$2	$8	$(6)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Revenues:
Net investment income	$92	$53	$46	$52	$48	$44	$145	$206	$(61)
Investment related gains, net	—	4	—	1	2	(2)	4	5	(1)
Other revenue	3	9	17	11	14	(11)	12	35	(23)
Total revenues	95	66	63	64	64	31	161	246	(85)

Benefits and expenses:
Interest credited	6	6	1	1	1	5	12	2	10
Policy acquisition costs and other insurance income	(24)	(26)	(31)	(27)	(26)	2	(50)	(54)	4
Other operating expenses	74	65	98	75	86	(12)	139	156	(17)
Interest expense	42	42	32	39	40	2	84	82	2
Collateral finance and securitization expense	2	1	4	3	2	—	3	5	(2)
Total benefits and expenses	100	88	104	91	103	(3)	188	191	(3)

Adjusted operating income (loss) before income taxes	$(5)	$(22)	$(41)	$(27)	$(39)	$34	$(27)	$55	$(82)

Foreign currency effect on (1):
Adjusted operating income (loss) before income taxes	$—	$1	$2	$1	$2	$(2)	$1	$3	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
U.S. and Latin America:
Traditional	$209	$(166)	$(211)	$(126)	$135	$74	$43	$(203)	$246
Financial Solutions:
Asset Intensive	(11)	20	93	106	163	(174)	9	223	(214)
Capital Solutions	72	24	25	22	23	49	96	46	50
Total U.S. and Latin America	270	(122)	(93)	2	321	(51)	148	66	82
Canada:
Traditional	16	6	28	44	32	(16)	22	56	(34)
Financial Solutions	4	13	5	—	4	—	17	10	7
Total Canada	20	19	33	44	36	(16)	39	66	(27)
Europe, Middle East and Africa:
Traditional	2	(6)	(68)	(91)	(12)	14	(4)	(80)	76
Financial Solutions	33	85	75	85	83	(50)	118	143	(25)
Total Europe, Middle East and Africa	35	79	7	(6)	71	(36)	114	63	51
Asia Pacific:
Traditional	58	51	57	(96)	(12)	70	109	29	80
Financial Solutions	(66)	(56)	33	6	31	(97)	(122)	59	(181)
Total Asia Pacific	(8)	(5)	90	(90)	19	(27)	(13)	88	(101)
Corporate and Other	(63)	(31)	20	16	35	(98)	(94)	385	(479)
Consolidated income (loss) before income taxes	$254	$(60)	$57	$(34)	$482	$(228)	$194	$668	$(474)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2022	2022	2021	2021	2021		2022	2021	Change
U.S. and Latin America:
Traditional	$190	$(181)	$(215)	$(121)	$134	$56	$9	$(210)	$219
Financial Solutions:
Asset Intensive	66	75	73	93	126	(60)	141	175	(34)
Capital Solutions	72	24	25	22	23	49	96	46	50
Total U.S. and Latin America	328	(82)	(117)	(6)	283	45	246	11	235
Canada:
Traditional	24	5	29	44	34	(10)	29	57	(28)
Financial Solutions	4	13	5	—	4	—	17	10	7
Total Canada	28	18	34	44	38	(10)	46	67	(21)
Europe, Middle East and Africa:
Traditional	2	(6)	(68)	(91)	(12)	14	(4)	(80)	76
Financial Solutions	66	79	70	62	83	(17)	145	125	20
Total Europe, Middle East and Africa	68	73	2	(29)	71	(3)	141	45	96
Asia Pacific:
Traditional	58	51	57	(96)	(12)	70	109	29	80
Financial Solutions	28	21	29	25	20	8	49	39	10
Total Asia Pacific	86	72	86	(71)	8	78	158	68	90
Corporate and Other	(5)	(22)	(41)	(27)	(39)	34	(27)	55	(82)
Consolidated adjusted operating income (loss) before income taxes	$505	$59	$(36)	$(89)	$361	$144	$564	$246	$318

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2022	2022	2021	2021	2021
Fixed maturity securities, available-for-sale (1)	$53,294	$57,922	$60,749	$59,289	$58,287
Equity securities	127	139	151	160	147
Mortgage loans on real estate	6,544	6,535	6,283	6,366	6,481
Policy loans	1,218	1,221	1,234	1,234	1,254
Funds withheld at interest	6,393	6,737	6,954	7,034	7,049
Short-term investments	272	315	87	82	184
Other invested assets	3,110	3,033	3,070	3,404	2,924
Cash and cash equivalents	2,556	2,709	2,948	3,027	3,254
Total cash and invested assets	$73,514	$78,611	$81,476	$80,596	$79,580

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2022	2022	2021	2021	2021		2022	2021	Change
Average invested assets at amortized cost (1)	$34,859	$35,271	$34,325	$33,361	$33,587	$1,272	$34,852	$33,266	$1,586
Net investment income (1)	$397	$457	$397	$405	$383	$14	$854	$846	$8
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.63%	5.29%	4.70%	4.95%	4.64%	(1) bp	4.96%	5.15%	(19) bps
Variable investment income ("VII") (included in net investment income) (1)	$70	$141	$91	$102	$78	$(8)	$211	$240	$(29)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	3.96%	3.80%	3.78%	3.85%	3.84%	12 bps	3.88%	3.82%	6 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Amortized Cost, Allowance for Credit Losses, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	June 30, 2022
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$37,819	$43	$257	$3,659	$34,374	64.5%
Canadian government	3,308	—	536	35	3,809	7.1%
RMBS	1,004	—	8	62	950	1.8%
ABS	4,091	5	3	307	3,782	7.1%
CMBS	1,856	1	2	122	1,735	3.3%
U.S. government	1,101	—	7	146	962	1.8%
State and political subdivisions	1,202	—	21	107	1,116	2.1%
Other foreign government	7,227	6	36	691	6,566	12.3%
Total fixed maturity securities	$57,608	$55	$870	$5,129	$53,294	100.0%

	December 31, 2021
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$35,239	$26	$3,084	$194	$38,103	62.8%
Canadian government	3,339	—	1,606	1	4,944	8.1%
RMBS	1,020	—	37	7	1,050	1.7%
ABS	4,024	—	22	41	4,005	6.6%
CMBS	1,790	1	66	6	1,849	3.0%
U.S. government	2,082	—	31	8	2,105	3.5%
State and political subdivisions	1,191	—	137	5	1,323	2.2%
Other foreign government	7,188	4	273	87	7,370	12.1%
Total fixed maturity securities	$55,873	$31	$5,256	$349	$60,749	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	June 30, 2022				December 31, 2021
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$6,131	$5,689	16.5%	A-	$5,792	$6,163	16.2%	A-
Brokerage/asset managers/exchanges	1,216	1,091	3.2%	A-	1,073	1,145	3.0%	A-
Finance companies	414	362	1.1%	BBB	306	316	0.8%	BBB+
Insurance	4,249	3,852	11.2%	A-	3,987	4,383	11.5%	A-
REITs	1,102	965	2.8%	BBB+	987	1,022	2.7%	BBB+
Other finance	896	744	2.2%	A-	956	1,016	2.7%	A-
Total financial institutions	$14,008	$12,703	37.0%		$13,101	$14,045	36.9%
Industrials
Basic	$2,023	$1,851	5.4%	BBB	$1,972	$2,210	5.8%	BBB
Capital goods	1,579	1,484	4.3%	BBB	1,542	1,649	4.3%	BBB
Communications	2,437	2,187	6.4%	BBB	2,330	2,592	6.8%	BBB
Consumer cyclical	1,953	1,758	5.1%	BBB+	1,758	1,885	4.9%	BBB+
Consumer noncyclical	4,411	4,022	11.7%	BBB+	3,952	4,315	11.3%	BBB+
Energy	2,064	1,878	5.5%	BBB+	1,967	2,159	5.7%	BBB+
Technology	1,632	1,522	4.4%	BBB+	1,436	1,486	3.9%	BBB+
Transportation	2,118	1,915	5.6%	BBB+	2,050	2,192	5.8%	BBB+
Other industrial	935	909	2.6%	BBB	850	887	2.3%	BBB
Total industrials	$19,152	$17,526	51.0%		$17,857	$19,375	50.8%
Utilities
Electric	$3,618	$3,217	9.3%	A-	$3,256	$3,561	9.4%	A-
Natural gas	603	529	1.5%	A-	566	614	1.6%	BBB+
Other utility	438	399	1.2%	BBB+	459	508	1.3%	BBB+
Total utilities	$4,659	$4,145	12.0%		$4,281	$4,683	12.3%
Total	$37,819	$34,374	100.0%	BBB+	$35,239	$38,103	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		June 30, 2022			March 31, 2022			December 31, 2021			September 30, 2021			June 30, 2021
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$33,989	$31,782	59.6%	$34,434	$34,741	60.0%	$33,540	$36,725	60.5%	$32,444	$35,554	60.0%	$31,394	$34,862	59.8%
2	BBB	19,851	18,011	33.8%	19,691	19,574	33.8%	18,684	20,379	33.5%	18,025	19,814	33.4%	17,948	19,896	34.1%
3	BB	2,940	2,774	5.2%	2,821	2,769	4.8%	2,620	2,668	4.4%	2,868	2,952	5.0%	2,575	2,683	4.6%
4	B	658	619	1.2%	730	720	1.2%	876	863	1.4%	832	822	1.4%	686	678	1.2%
5	CCC	124	84	0.2%	127	92	0.2%	96	79	0.1%	161	137	0.2%	179	159	0.3%
6	In or near default	46	24	—%	46	26	—%	57	35	0.1%	17	10	—%	15	9	—%
	Total	$57,608	$53,294	100.0%	$57,849	$57,922	100.0%	$55,873	$60,749	100.0%	$54,347	$59,289	100.0%	$52,797	$58,287	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	June 30, 2022			March 31, 2022			December 31, 2021			September 30, 2021			June 30, 2021
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$519	$498	7.7%	$538	$537	8.3%	$551	$582	8.4%	$594	$631	9.2%	$623	$667	9.9%
Non-agency	485	452	7.0%	445	429	6.6%	469	468	6.8%	571	578	8.4%	700	710	10.5%
Total RMBS	1,004	950	14.7%	983	966	14.9%	1,020	1,050	15.2%	1,165	1,209	17.6%	1,323	1,377	20.4%
ABS:
Collateralized loan obligations ("CLOs")	1,714	1,622	25.1%	1,659	1,630	25.1%	1,761	1,752	25.4%	1,841	1,838	26.8%	1,722	1,720	25.6%
ABS, excluding CLOs	2,377	2,160	33.4%	2,256	2,116	32.5%	2,263	2,253	32.6%	1,922	1,941	28.3%	1,745	1,762	26.2%
Total ABS	4,091	3,782	58.5%	3,915	3,746	57.6%	4,024	4,005	58.0%	3,763	3,779	55.1%	3,467	3,482	51.8%
CMBS	1,856	1,735	26.8%	1,829	1,786	27.5%	1,790	1,849	26.8%	1,795	1,877	27.3%	1,774	1,869	27.8%
Total	$6,951	$6,467	100.0%	$6,727	$6,498	100.0%	$6,834	$6,904	100.0%	$6,723	$6,865	100.0%	$6,564	$6,728	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of June 30, 2022
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$25,035	$3,170	$1,124	$327	$26,159	$3,497
Canadian government	359	29	13	6	372	35
RMBS	631	39	122	23	753	62
ABS	2,850	244	640	45	3,490	289
CMBS	1,523	111	39	4	1,562	115
U.S. government	839	137	24	9	863	146
State and political subdivisions	789	100	27	7	816	107
Other foreign government	4,348	469	795	145	5,143	614
Total investment grade securities	$36,374	$4,299	$2,784	$566	$39,158	$4,865

Below investment grade securities:
Corporate	$1,234	$137	$103	$25	$1,337	$162
ABS	61	9	8	2	69	11
CMBS	29	3	11	1	40	4
Other foreign government	170	28	115	49	285	77
Total below investment grade securities	$1,494	$177	$237	$77	$1,731	$254
Total fixed maturity securities	$37,868	$4,476	$3,021	$643	$40,889	$5,119

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2021
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$4,135	$86	$946	$51	$5,081	$137
Canadian government	20	1	—	—	20	1
RMBS	132	3	102	4	234	7
ABS	1,747	22	589	6	2,336	28
CMBS	152	2	35	2	187	4
U.S. government	1,513	6	31	2	1,544	8
State and political subdivisions	109	3	28	2	137	5
Other foreign government	2,237	33	724	37	2,961	70
Total investment grade securities	$10,045	$156	$2,455	$104	$12,500	$260

Below investment grade securities:
Corporate	$463	$13	$97	$44	$560	$57
ABS	—	—	13	13	13	13
CMBS	—	—	—	—	—	—
Other foreign government	136	7	75	10	211	17
Total below investment grade securities	$599	$20	$185	$67	$784	$87
Total fixed maturity securities	$10,644	$176	$2,640	$171	$13,284	$347

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2022	2022	2021	2021	2021		2022	2021	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses and impairments	$(15)	$(12)	$(14)	$(1)	$5	$(20)	$(27)	$3	$(30)
Realized gains on investment activity	34	11	34	45	53	(19)	45	220	(175)
Realized losses on investment activity	(94)	(36)	(13)	(9)	(30)	(64)	(130)	(43)	(87)
Net gains (losses) on fixed maturity securities available-for-sale	(75)	(37)	7	35	28	(103)	(112)	180	(292)

Net gains (losses) on equity securities	(15)	(8)	(6)	8	20	(35)	(23)	23	(46)
Other impairment losses and change in mortgage loan allowance for credit losses	(1)	(2)	4	4	3	(4)	(3)	21	(24)
Change in fair value of certain limited partnership investments and other, net	19	26	24	27	32	(13)	45	143	(98)

Free-standing derivatives (1):
Interest rate swaps	(44)	(52)	7	(4)	33	(77)	(96)	(37)	(59)
Interest rate options	(6)	—	—	—	—	(6)	(6)	—	(6)
Financial futures	24	7	(5)	—	(9)	33	31	(19)	50
Foreign currency swaps	11	7	5	3	3	8	18	12	6
Foreign currency swaps - hedged	—	4	1	—	—	—	4	1	3
Foreign currency forwards	(76)	(23)	(9)	(2)	(1)	(75)	(99)	(9)	(90)
CPI swaps	(11)	29	13	12	3	(14)	18	21	(3)
Credit default swaps	(33)	(58)	13	(12)	12	(45)	(91)	32	(123)
Equity options	21	—	(15)	3	(11)	32	21	(21)	42
Total free-standing derivatives	(114)	(86)	10	—	30	(144)	(200)	(20)	(180)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	(56)	(33)	20	21	16	(72)	(89)	66	(155)
GMXB	(12)	14	29	(37)	(17)	5	2	1	1
Total embedded derivatives	(68)	(19)	49	(16)	(1)	(67)	(87)	67	(154)

Net gains (losses) on total derivatives	(182)	(105)	59	(16)	29	(211)	(287)	47	(334)

Total investment related gains (losses), net	$(254)	$(126)	$88	$58	$112	$(366)	$(380)	$414	$(794)

(1) Free-standing derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
U.S. & Latin America Traditional
Income (loss) before income taxes	$209	$(166)	$(211)	$(126)	$135	$74	$43	$(203)	$246
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(19)	(15)	(4)	5	(1)	(18)	(34)	(7)	(27)
Adjusted operating income (loss) before income taxes	$190	$(181)	$(215)	$(121)	$134	$56	$9	$(210)	$219

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$(11)	$20	$93	$106	$163	$(174)	$9	$223	$(214)
Investment and derivative (gains) losses (1)	6	46	9	(23)	(32)	38	52	36	16
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	75	48	(16)	(26)	(15)	90	123	(59)	182
GMXB embedded derivatives (1)	12	(14)	(29)	37	17	(5)	(2)	(1)	(1)
Funds withheld (gains) losses - investment income	3	2	—	—	(2)	5	5	(1)	6
EIA embedded derivatives - interest credited	(27)	(17)	(9)	(3)	(3)	(24)	(44)	(33)	(11)
DAC offset, net	7	(10)	26	2	(2)	9	(3)	10	(13)
Non-investment derivatives and other	1	—	(1)	—	—	1	1	—	1
Adjusted operating income before income taxes	$66	$75	$73	$93	$126	$(60)	$141	$175	$(34)

U.S. & Latin America Capital Solutions
Income before income taxes	$72	$24	$25	$22	$23	$49	$96	$46	$50
Adjusted operating income before income taxes	$72	$24	$25	$22	$23	$49	$96	$46	$50

Canada Traditional
Income before income taxes	$16	$6	$28	$44	$32	$(16)	$22	$56	$(34)
Investment and derivative (gains) losses (1)	8	(1)	2	—	1	7	7	1	6
Investment income - non-operating FWAI	—	—	(1)	—	1	(1)	—	—	—
Adjusted operating income before income taxes	$24	$5	$29	$44	$34	$(10)	$29	$57	$(28)

Canada Financial Solutions
Income before income taxes	$4	$13	$5	$—	$4	$—	$17	$10	$7
Adjusted operating income before income taxes	$4	$13	$5	$—	$4	$—	$17	$10	$7

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2022	2022	2021	2021	2021	Quarter	2022	2021	Change
Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$2	$(6)	$(68)	$(91)	$(12)	$14	$(4)	$(80)	$76
Adjusted operating income (loss) before income taxes	$2	$(6)	$(68)	$(91)	$(12)	$14	$(4)	$(80)	$76

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$33	$85	$75	$85	$83	$(50)	$118	$143	$(25)
Investment and derivative (gains) losses (1)	27	(12)	(5)	(21)	—	27	15	(17)	32
Investment income - non-operating FWAI	6	6	—	(2)	—	6	12	(1)	13
Investment (income) loss on unit-linked variable annuities	8	9	(5)	2	(2)	10	17	(1)	18
Interest credited on unit-linked variable annuities	(8)	(9)	5	(2)	2	(10)	(17)	1	(18)
Adjusted operating income before income taxes	$66	$79	$70	$62	$83	$(17)	$145	$125	$20

Asia Pacific Traditional
Income (loss) before income taxes	$58	$51	$57	$(96)	$(12)	$70	$109	$29	$80
Adjusted operating income (loss) before income taxes	$58	$51	$57	$(96)	$(12)	$70	$109	$29	$80

Asia Pacific Financial Solutions
Income (loss) before income taxes	$(66)	$(56)	$33	$6	$31	$(97)	$(122)	$59	$(181)
Investment and derivative (gains) losses (1)	118	85	(4)	19	(11)	129	203	(20)	223
Non-investment derivatives	(24)	(8)	—	—	—	(24)	(32)	—	(32)
Adjusted operating income before income taxes	$28	$21	$29	$25	$20	$8	$49	$39	$10

Corporate and Other
Income (loss) before income taxes	$(63)	$(31)	$20	$16	$35	$(98)	$(94)	$385	$(479)
Investment and derivative (gains) losses (1)	44	1	(33)	(41)	(62)	106	45	(332)	377
Interest expense on uncertain tax positions	—	—	(34)	2	3	(3)	—	6	(6)
Non-investment derivatives and other	14	8	6	(4)	(15)	29	22	(4)	26
Adjusted operating income (loss) before income taxes	$(5)	$(22)	$(41)	$(27)	$(39)	$34	$(27)	$55	$(82)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2022	2022	2021	2021	2021

RGA, Inc. stockholders’ equity	$5,839	$9,182	$13,014	$12,885	$13,444
Less effect of AOCI:
Accumulated currency translation adjustments	(39)	4	(9)	(50)	(20)
Unrealized appreciation of securities	(3,469)	(9)	3,701	3,704	4,133
Pension and postretirement benefits	(51)	(50)	(50)	(71)	(72)
RGA, Inc. stockholders’ equity, excluding AOCI	$9,398	$9,237	$9,372	$9,302	$9,403

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2022	2022	2021	2021	2021

Book value per share	$87.14	$137.08	$193.75	$190.60	$197.72
Less effect of AOCI:
Accumulated currency translation adjustments	(0.58)	0.06	(0.13)	(0.75)	(0.29)
Unrealized appreciation of securities	(51.78)	(0.13)	55.09	54.80	60.78
Pension and postretirement benefits	(0.76)	(0.74)	(0.74)	(1.05)	(1.06)
Book value per share, excluding AOCI	$140.26	$137.89	$139.53	$137.60	$138.29

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